                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                September 8, 2003
                                 Date of Report


                               LENNAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                   1-11749                 95-4337490
     (State or Other              (Commission              (IRS Employer
       Jurisdiction              File Number)         Identification Number)
    of Incorporation)


    700 NORTHWEST 107TH AVENUE, MIAMI, FLORIDA                33172
     (Address of Principal Executive Offices)              (Zip Code)


                                 (305) 559-4000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

Exhibit No.       Description of Document
-----------       -----------------------
99.1              Press release issued by Lennar Corporation on September 8,
                  2003.




ITEM 9. REGULATION FD DISCLOSURE.

      On September 8, 2003, Lennar Corporation ("Lennar") issued a press release stating that The Newhall Land and Farming Company ("Newhall Land") had filed with the Securities and Exchange Commission a preliminary proxy statement relating to a meeting of Newhall Land's unitholders for the purpose of voting upon the previously announced acquisition of Newhall Land by a Lennar/LNR Property Corporation joint venture. A copy of this press release is filed as an exhibit to this Report.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2003

                            LENNAR CORPORATION
                            (Registrant)

                         By /s/ Bruce E. Gross
                            -------------------------
                            Name:Bruce E. Gross
                            Title: Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description of Document
-----------       -----------------------
99.1              Press release issued by Lennar Corporation on September 8,
                  2003.

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